SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2002

                            Pathfinder Bancorp, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Federal                      000-23601                 16-1540137
----------------------------     ---------------------      --------------------
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (315) 343-0057
                                                     --------------



                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events
         ------------

         On June 26, 2002, Pathfinder Bancorp, Inc. issued the enclosed press release regarding its participation in a trust preferred pooled transaction.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibit 99        Press Release dated June 26, 2002






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PATHFINDER BANCORP, INC.



Date:  June 26, 2002                  By:  /s/ Thomas W. Schneider
                                           -------------------------------------
                                           Thomas W. Schneider
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

        Exhibit 99      Press Release

                                   EXHIBIT 99

                                  NEWS RELEASE

                                                  CONTACT:  Thomas W. Schneider,
                                          President and Chief  Executive Officer
                                                      TELEPHONE:  (315) 343-0057



                    Pathfinder Bancorp, Inc. Participates in
                       Trust Preferred Pooled Transaction


     OSWEGO, NEW YORK, JUNE 26, 2002 - Pathfinder Bancorp, Inc., the mid-tier holding company of Pathfinder Bank, (NASDAQ Small Cap Market; symbol: PBHC; listing: PathBcp) announces the company's participation in the amount of $5.0 million in a pool of subordinated debt securities to be issued by Pathfinder Bancorp, Inc. and other financial institutions to a trust in a method generally referred to as a trust preferred pooled transaction. The subordinated debt securities and corresponding trust preferred securities have a term of thirty years and will bear an adjustable rate of interest indexed to the three-month LIBOR plus 3.45%. Under applicable regulatory guidelines, the capital received from the sale of trust preferred securities qualifies as capital for regulatory purposes.

     This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

     This press release may contain "forward-looking statements" as defined by federal securities laws. These statements may address issues that involve risks, uncertainties, estimates and assumptions made by management, and actual results could differ materially from the results contemplated by these forward-looking statements. Factors that could have a material adverse effect on the operations and future prospects of the company include, but are not limited to, changes in: interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the company's market area and accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.